                                                                    Exhibit 99.1

Contacts:   Herman Chin                          Christine Rogers
            Public Relations                     Investor Relations
            631-962-1163                         631-962-1160
            herman.chin@falconstor.com           christine.rogers@falconstor.com
            --------------------------           -------------------------------

        FALCONSTOR SOFTWARE ANNOUNCES Q4 AND FULL YEAR FINANCIAL RESULTS
            ACHIEVES PROFITABILITY AND POSITIVE CASH FLOW FOR Q4 2004
                REVENUES INCREASE 87% FROM SAME PERIOD A YEAR AGO

MELVILLE, N.Y., February 8, 2005--FalconStor Software, Inc. (Nasdaq: FALC), a
leading provider of network storage software solutions, today announced financial results for its fourth quarter and fiscal year ended December 31,
2004.

The Company reached profitability for the first time in the fourth quarter of
2004. Revenues for the quarter increased 87% to $9.5 million, compared with $5.1 million for the same period a year ago. Net income for the fourth quarter of
2004 was $0.3 million, or $0.01 per share, compared with a net loss for the fourth quarter of 2003 of $2.2 million, or $0.05 per share. Non-GAAP net loss for the fourth quarter 2003 was $1.6 million, or $0.03 per share, which excludes a lease abandonment charge of $0.6 million.

For the twelve months ended December 31, 2004, revenues increased 69% to $28.7 million compared with $16.9 million for the year ended December 31, 2003. Net loss for 2004 was $5.9 million, or $0.13 per share, compared with a net loss for
2003 of $7.4 million or $0.16 per share. Non-GAAP net loss was $3.6 million, or
$0.08 per share for 2004 and $6.8 million, or $0.15 per share for 2003. Non-GAAP net loss for 2004 excludes a litigation settlement charge of $1.3 million and legal fees of $1.0 million, each associated with patent infringement litigation that was resolved in the third quarter of 2004. Non-GAAP net loss for 2003 excludes a lease abandonment charge of $0.6 million.

Revenues for the fourth quarter of 2004 increased 27% compared with the previous quarter from $7.5 million to $9.5 million. Net income for the fourth quarter of
2004 was $0.3 million, or $0.01 per share, compared with a net loss for the third quarter of 2004 of $2.3 million, or $0.05 per share. Non-GAAP net loss for the third quarter of 2004 was $0.6 million, or $0.01 per share, which excludes a litigation settlement charge of $1.3 million and related legal fees of $0.4 million.

The Company achieved positive cash flow for the first time, closing the quarter with $34 million in cash, cash equivalents and marketable securities, an increase of $1.1 million compared with the previous quarter. Deferred revenue at
December 31, 2004, increased by $2.8 million, or 107%, compared with the same period a year ago and by $1.2 million, or 28%, compared with the balance at
September 30, 2004. Gross margins for the fourth quarter increased to 86%
compared with 77% in the same period a year ago and 80% in the third quarter of
2004.

"In addition to the profitability and positive cash flow milestones, 2004 was a year of continued expansion across our product portfolio and global customer base, and in our market recognition and strategic partnerships with major players in the industry," said ReiJane Huai, Chairman and CEO of FalconStor
Software. "We will leverage our business momentum to further our growth in 2005 and beyond."

2004 COMPANY HIGHLIGHTS INCLUDE:

Strengthening FalconStor's leadership position in the network storage market through the development and delivery of innovative disk-based backup, business continuity/disaster recovery, compliance, information lifecycle management, and
iSCSI-based software solutions for a wide range of customers including the SMB market and large enterprises.

The general  availability  of a disk-based  library from a Tier 1 OEM powered by
FalconStor's VirtualTape Library software.

The launching by another Tier 1 OEM of iSCSI Storage Services, powered by
FalconStor's award-winning iSCSI Storage Server for Windows Storage Server 2003 software solution.

Establishment of new, and expansion of existing, agreements with OEM partners and distributors to deliver advanced storage services powered by FalconStor software.

Continued recognition by leading industry publications and events, including:
o    FalconStor's VirtualTape Library solution -named "Editor's Choice" by
     STORAGE PIPELINE magazine, and "best of the best" by COMPUTER TECHNOLOGY
     REVIEW magazine
o    FalconStor's iSCSI Storage Server -- NETWORK COMPUTING Editor's Choice
     Award, Best of Microsoft TechEd Europe 2004 in the Data Management Solution
     category, and Best of Microsoft TechEd China 2004 in the Software Solution
     category.

Successful deployment of FalconStor's Business Continuity/Disaster Recovery
(BC/DR), VirtualTape Library (VTL) and iSCSI Storage solutions in the financial, legal, telecommunications, insurance, manufacturing, healthcare, entertainment, retail, education, and government sectors around the world.

Joint certifications with technology  companies to optimize  interoperability in an IT environment  including:
o    IPStor(R) Enterprise Edition solution- completed certification with LSI
     Logic PCI-X Fibre Channel HBAs.
o    iSCSI Storage Server solution- received Novell's "YES CERTIFIED" status for
     NetWare 6.5
o    VirtualTape Library solution - obtained Enterprise Backup Solution (EBS)
     certification from HP; certified with Sony Electronics' SAIT drives and
     PetaSite storage systems; IBM's TotalStorage Proven for TotalStorage FAStT,
     Enterprise 3494 Tape Library, Enterprise Tape Drive 3592 Model J1A, and
     2109 Model S16 SAN Fibre Channel Switch; Network Appliance NearStore
     nearline storage systems and the NetApp Data ONTAP operating system; and
     Engenio Information Technologies,

The company will host a conference call on Tuesday, February 8th at 4:30 p.m.
Eastern Time, to discuss the results. To participate in the call, Toll Free:
800-218-8862 or International: 303-262-2052. To view the presentation, please copy and paste the following link into your browser:
https://falconstor.webex.com/falconstor/j.php?ED=85002977&UID=26933067

Follow the instructions to register and join this meeting.
Meeting Name: FalconStor Q4 Earnings
Meeting password: ipstor
Meeting number: 761 431 625
A conference call replay will be available beginning 2/8 at 6:30 PM ET through
6:30 PM on 2/9. To listen to the replay of the call, dial Toll Free:
800-405-2236 or International: 303-590-3000
Passcode: 11022157# or visit our website at www.falconstor.com/investors.asp.

ABOUT FALCONSTOR
FalconStor  Software,  Inc.  (Nasdaq:  FALC) is a leading  developer  of network storage software  designed to optimize the storage,  protection and availability of enterprise data. FalconStor's flagship product,  IPStor, enables corporate IT to deploy a hardware-agnostic,  network-centric foundation to maximize operating efficiency and business continuity, and to meet the availability requirements of mission-critical  applications.  IPStor-powered  network  storage  solutions are available  and  supported  by major  OEMs,  as well as  system  integrators  and resellers worldwide.

Founded in 2000,  FalconStor  is  headquartered  in  Melville,  NY, with offices throughout  Europe  and the Asia  Pacific  regions  including  Paris,  Tokyo and
Taiwan. FalconStor is an active member of the Technical Support Alliance Network
(TSANet),  Storage  Networking  Industry  Association  (SNIA) and Fibre  Channel
Industry Association (FCIA). For more information,  visit  www.falconstor.com or call 1-631-777-5188.

This press release  includes  forward-looking  statements  that involve risk and uncertainties  that could cause  actual  results to differ  materially  from the forward-looking  statements.  These risks and uncertainties  include:  delays in product  development;  market acceptance of FalconStor's  products and services;
technological  change in the storage and networking  industries;  competition in the storage  networking  software market;  the potential failure of FalconStor's
OEM  partners to  introduce  or to market  products  incorporating  FalconStor's products;  intellectual  property  issues;  and other risk factors  discussed in
FalconStor's  reports  on Forms  10-K,  10-Q and other  reports  filed  with the
Securities and Exchange Commission.

RECONCILIATION OF GAAP TO NON-GAAP

                                                             THREE MONTHS ENDED                      YEAR ENDED
                                                             DECEMBER 31,                            DECEMBER 31,

                                                              2004                 2003              2004               2003
Reconciliation of GAAP to Non-GAAP:
----------------------------------

Non-GAAP net income (loss) ..............................       $   338,834       $(1,606,817)       $(3,588,847)       $(6,818,793)

Lease abandonment charge ................................              --             550,162               --              550,162

Payment of settlement related to patent
   litigation ...........................................              --                --            1,300,000               --

Legal fees associated with patent
   litigation ...........................................              --                --            1,000,000               --
                                                                -----------       -----------        -----------        -----------
GAAP net income (loss) ..................................       $   338,834       $(2,156,979)       $(5,888,847)       $(7,368,955)
                                                                ===========       ===========        ===========        ===========

NON-GAAP FINANCIAL MEASURES

The non-GAAP financial measures used in this press release are not prepared in accordance with generally accepted accounting principles and may be different from non-GAAP financial measures used by other companies. The Company's management refers to these non-GAAP financial measures in making operating decisions because they provide meaningful supplemental information regarding the
Company's operating performance. In addition, these non-GAAP financial measures facilitate management's internal comparisons to the Company's historical operating results and comparisons to competitors' operating results. We include these non-GAAP financial measures in this press release because we believe they are useful to investors in allowing for greater transparency to supplemental information used by management in its financial and operational decision-making.

                                       ###

FalconStor and IPStor are registered trademarks of FalconStor Software, Inc. All other company and product names contained herein may be trademarks of the respective holders.

                   FALCONSTOR SOFTWARE, INC. AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS

                                                                                    DECEMBER 31,            DECEMBER 31,
                                                                                    2004                    2003
                                                                                    -----------             -----------
                                                                                     (UNAUDITED)
ASSETS
Current assets:
   Cash and cash equivalents ..........................................             $15,484,573             $ 8,486,144
   Marketable securities ..............................................              18,488,616              28,199,242
   Accounts receivable, net ...........................................              10,269,822               7,109,922
   Prepaid expenses and other current assets ..........................                 850,036               1,273,125
                                                                                    -----------             -----------

            Total current assets ......................................              45,093,047              45,068,433
                                                                                    -----------             -----------

Property and equipment, net ...........................................               4,662,269               3,861,069
Goodwill ..............................................................               3,512,796               3,366,642
Other intangible assets, net ..........................................                 307,620                 396,940
Other assets ..........................................................               2,719,460               3,799,949
                                                                                    -----------             -----------
            Total assets ..............................................             $56,295,192             $56,493,033
                                                                                    ===========             ===========
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
   Accounts payable ...................................................             $   821,433             $   562,305
   Accrued expenses ...................................................               3,722,034               2,777,391
   Deferred revenue ...................................................               4,097,279               2,202,179
                                                                                    -----------             -----------

            Total current liabilities .................................               8,640,746               5,541,875

Deferred revenue ......................................................               1,290,496                 395,609
                                                                                    -----------             -----------
            Total liabilities .........................................               9,931,242               5,937,484
                                                                                    -----------             -----------

Commitments

            Total stockholders' equity ................................              46,363,950              50,555,549
                                                                                    -----------             -----------
            Total liabilities and stockholders' equity ................             $56,295,192             $56,493,033
                                                                                    ===========             ===========

                   FALCONSTOR SOFTWARE, INC. AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF OPERATIONS

                                                                  THREE MONTHS ENDED                  YEAR ENDED
                                                                     DECEMBER 31,                      DECEMBER 31,
                                                              2004                 2003         2004                  2003
                                                                 (unaudited)                         (unaudited)

Revenues
Software license revenue ............................       $  7,594,527       $  3,661,430     $ 21,487,866        $ 12,250,616
Maintenance revenue .................................          1,245,490            762,505        4,442,724           2,473,504
Software services and other revenue .................            656,727            667,799        2,778,088           2,220,015
                                                            ------------       ------------     ------------        ------------
                                                               9,496,744          5,091,734       28,708,678          16,944,135

Operating expenses:
   Amortization of purchased and
     capitalized software ...........................            222,583            412,964        1,393,908           1,394,301
   Cost of maintenance, software services
     and other revenue ..............................          1,069,687            776,126        4,150,309           2,580,141
   Software development costs .......................          2,437,812          1,962,409        9,050,092           7,067,605
   Selling and marketing ............................          4,030,020          3,073,301       14,277,167          10,966,548
   General and administrative .......................          1,541,631            750,599        5,108,516           2,878,192
   Litigation settlement ............................                  -                  -        1,300,000                   -
   Lease abandonment charge .........................                  -            550,162                -             550,162
                                                            ------------       ------------     ------------        ------------
                                                               9,301,733          7,525,561       35,279,992          25,436,949
                                                            ------------       ------------     ------------        ------------
           Operating income (loss) ..................            195,011         (2,433,827)      (6,571,314)         (8,492,814)
                                                            ------------       ------------     ------------        ------------

Interest and other income ...........................            160,489            253,477          714,412           1,121,391
Impairment of long-lived assets .....................                  -             35,000                -              35,000
                                                            ------------       ------------     ------------        ------------
          Income (loss) before income
                  taxes .............................            355,500         (2,145,350)      (5,856,902)         (7,336,423)
                                                            ------------       ------------     ------------        ------------

Provision for income taxes ..........................             16,666             11,629           31,945              32,532
                                                            ------------       ------------     ------------        ------------
         Net income (loss) ..........................       $    338,834       $ (2,156,979)    $ (5,888,847)       $ (7,368,955)
                                                            ============       ============     ============        ============

Basic net income (loss) per share ...................       $       0.01       $      (0.05)    $      (0.13)       $      (0.16)
                                                            ============       ============     ============        ============

Diluted net income (loss) per share .................       $       0.01       $      (0.05)    $      (0.13)       $      (0.16)
                                                            ============       ============     ============        ============

Weighted average basic shares outstanding ...........         47,307,612         46,376,183       46,967,422          45,967,830
                                                            ============       ============     ============        ============
Weighted average diluted shares outstanding .........         51,249,985         46,376,183       46,967,422          45,967,830
                                                            ============       ============     ============        ============